                               CUSTODY AGREEMENT

         This Custody Agreement is dated as of May 14, 1996 between MORGAN STANLEY TRUST COMPANY, a New York State chartered trust company (the "Custodian"), and CORESTATES BANK, N.A., a national banking association, on its own behalf and for the benefit of its affiliates (the "Client").

         1. APPOINTMENT AND ACCEPTANCE: ACCOUNTS. (a) The Client hereby appoints the Custodian as a custodian of Property (as defined below) owned or under the control of the Client that are delivered to the Custodian, or any Subcustodian as appointed below, from time to time to be held in custody for the benefit of the Client. The Custodian agrees to act as such custodian upon the terms and conditions hereinafter provided.

         (b) Prior to the delivery of any Property by the Client to the Custodian, the Client shall deliver to the Custodian each document and other item listed in Appendix I. In addition, the Client shall deliver to the Custodian any additional documents or items as the Custodian may deem necessary for the performance of its duties under this Agreement.

         (c) The Client instructs the Custodian to establish on the books and records of the Custodian the accounts listed in Appendix 2 (the "Accounts") in the name of the Client. Upon receipt of Authorized Instructions (as defined below) and appropriate documentation, the Custodian shall open additional Accounts for the Client. Upon the Custodian's confirmation to the Client of the opening of such additional Accounts, or of the closing of Accounts, Appendix 2 shall be deemed automatically amended or supplemented accordingly. The Custodian shall record in the Accounts and shall have general responsibility for the safekeeping of all securities ("Securities"), cash, cash equivalents and other property (all such Securities, cash, cash equivalents and other property being collectively the "Property") of the Client that are delivered to the Custodian for custody.

         (d) The procedures the Custodian and the Client will use in performing activities in connection with this Agreement are set forth in a client services guide provided to the Client by the Custodian, as such guide may be amended from time to time by the Custodian by written notice to the Client (the "Client Services Guide").

         2. SUBCUSTODIANS. The Property may be held in custody and deposit accounts that have been established by the Custodian with one or more domestic or foreign banks that qualify as "Eligible Foreign Custodians" (as such term is defined in Rule 17f-5 of the Investment Company Act of 1940 (the "Act")) or other institutions as listed on Exhibit A (the "Subcustodians"), as such Exhibit may be amended from time to time by the Custodian by written notice to the Client, or through the facilities of one or more securities depositories or clearing agencies. The Custodian shall hold Property through a Subcustodian, securities depository or clearing agency only if (a) such Subcustodian and any securities depository or clearing agency in which such Subcustodian or the Custodian holds Property, or any of their creditors, may not assert any right, charge, security interest, lien, encumbrance or other claim of any kind to such Property except a claim of payment for its safe custody or administration and (b) beneficial ownership of such Property may be freely transferred without the payment of money or value other than for safe custody or administration. Any Subcustodian may hold Property in a securities depository and may utilize a clearing agency, subject to the limitation in subsection (a) above.

         3. RECORDS. With respect to Property held by a Subcustodian;

         (a) The Custodian may hold Property for all of its customers with a Subcustodian in a single account identified as belonging to the Custodian for the benefit of its customers;

         (b) The Custodian shall identify on its books as belonging to the Client any Property held by a Subcustodian for the Custodian's account;

         (c) The Custodian shall require that Property held by the Subcustodian for the Custodian's account be identified on the Subcustodian's books as separate from any other property held by the Subcustodian other than property of the Custodian's customers held solely for the benefit of customers of the Custodian; and

         (d) In the event the Subcustodian holds Property in a securities depository or clearing agency, such Subcustodian shall be required by its agreement with the Custodian to identify on its books such Property as being held for the account of the Custodian as custodian for its customers or in such manner as is required by local law or market practice.

         4. ACCESS TO RECORDS. The Custodian shall allow the Client's accountants reasonable access to the Custodian's records relating to the Property held by the Custodian as such accountants may reasonably require in connection with their examination of the Client's affairs. The Custodian shall also obtain from any Subcustodian (and shall require each Subcustodian to use reasonable efforts to obtain from any securities depository or clearing agency in which it deposits Property) an undertaking, to the extent consistent with local practice and the laws of the jurisdiction or jurisdictions to which such Subcustodian, securities depository or clearing agency is subject, to permit independent public accountants such reasonable access to the records of such Subcustodian, securities depository or clearing agency as may be reasonably required in connection with the examination of the Client's affairs or to take such other action as the Custodian in its judgment may deem sufficient to ensure such reasonable access.

         5. REPORTS. The Custodian shall provide such reports and other information to the Client and to such persons as the Client directs as the Custodian and the Client may agree from time to time.

         6. PAYMENT OF MONIES. The Custodian shall make, or cause any Subcustodian to make, payments from monies being held in the Accounts only in accordance with Authorized Instructions or as provided in Sections 9, 13 and 17.

         The Custodian may act as the Client's agent or act as a principal in foreign exchange transactions at such rates as are agreed from time to time between the Client and the Custodian.

         7. TRANSFER OF SECURITIES. The Custodian shall make, or cause any Subcustodian to make, transfers, exchanges or deliveries of Securities only in accordance with Authorized Instructions as provided in Sections 9, 13 and 17.

         8. CORPORATE ACTION. (a) The Custodian shall notify the Client of details of all corporate actions affecting the Client's Securities within 24 hours, or sooner if immediate action is required, upon its receipt of such information.

         (b) The Custodian shall take, or cause any Subcustodian to take, such corporate action only in accordance with Authorized Instructions or as provided in this Section 8 or Section 9.

         (c) In the event the Client does not provide timely Authorized Instructions to the Custodian, the Custodian shall act in accordance with the default option provided by local market practice and/or the issuer of the Securities.

         (d) Fractional shares resulting from corporate action activity shall be treated in accordance with local market practices.

         9. GENERAL AUTHORITY. In the absence of Authorized Instructions to the contrary, the Custodian may, and may authorize any Subcustodian to:

         (a) make payments to itself or others for expenses of handling Property or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Client;

         (b) receive and collect all income and principal with respect to Securities and to credit cash receipts to the Accounts;

         (c) exchange Securities when the exchange is purely ministerial (including, without limitation, the exchange of interim receipts or temporary securities for securities in definitive form and the exchange of warrants, or other documents of entitlement to securities, for the securities themselves);

         (d) surrender Securities at maturity or when called for redemption upon receiving payment therefor;

         (e) execute in the Client's name such ownership and other certificates as may be required to obtain the payment of income from Securities;

         (f) pay or cause to be paid, from the Accounts, any and all taxes and levies in the nature of taxes imposed on Property by any governmental authority in connection with custody of and transactions in such Property;

         (g) endorse for collection, in the name of the Client, checks, drafts and other negotiable instruments;

         (h) take non-discretionary action on mandatory corporate actions; and

         (i) in general, attend to all nondiscretionary details in connection with the custody, sale, purchase, transfer and other dealings with the Property.

         10. AUTHORIZED INSTRUCTIONS: AUTHORIZED PERSONS. (a) Except as otherwise provided in Sections 6 through 9, 13 and 17, all payments of monies, all transfers, exchanges or deliveries of Property and all responses to corporate actions shall be made or taken only upon receipt by the Custodian of Authorized Instructions; PROVIDED that such Authorized Instructions are timely received by the Custodian. "AUTHORIZED INSTRUCTIONS" of the Client means instructions from an Authorized Person received by telecopy, tested telex, electronic link or other electronic means or by such other means as may be agreed in writing between the Client and the Custodian.

         (b) "AUTHORIZED PERSON" means each of the persons or entities identified on Appendix 3 as amended from time to time by written notice from the Client to the Custodian. The Client represents and warrants to the Custodian that each Authorized Person listed in Appendix 3, as amended from time to time, is authorized to issue Authorized Instructions on behalf of the Client. Prior to the delivery of the Property to the Custodian, the Custodian shall provide a list of designated system user ID numbers and passwords that the Client shall be responsible for assigning to Authorized Persons. The Custodian shall assume that an electronic transmission received and identified by a system user ID number and password was sent by an Authorized Person. The Custodian agrees to provide additional designated system user ID numbers and passwords as needed by the Client. The Client authorizes the Custodian to issue new system user ID numbers upon the request of a previously existing Authorized Person. Upon the issuance of additional system user ID numbers by the Custodian to the Client, Appendix 3 shall be deemed automatically amended accordingly. The Client authorizes the Custodian to receive, act and rely upon any Authorized Instructions received by the Custodian which the Custodian reasonably believe to have been issued by an Authorized Person.

         (c) Any Authorized Person may cancel/correct or otherwise amend any Authorized Instruction received by the Custodian, but the Client agrees to indemnify the Custodian for any liability, loss or expense incurred by the Custodian and its Subcustodians as a result of their having relied upon or acted on any prior Authorized Instruction. An amendment or cancellation of an Authorized Instruction to deliver or receive any security or funds in connection with a trade will not be processed once the trade has settled.

         11. REGISTRATION OF SECURITIES. (a) In the absence of Authorized Instructions to the contrary, Securities which must be held in registered form shall be registered in the name of the Custodian or the Custodian's nominee or, in the case of Securities in the custody of an entity other than the Custodian, in the name of the Custodian, its Subcustodian or any such entity's nominee. The Custodian may, without notice to the Client, cause any Securities to be registered or re-registered in the name of the Client.

         (b) Where the Custodian has been instructed by the Client to hold any Securities in the name of any person or entity other than the Custodian, its Subcustodian or any such entity's nominee, the Custodian shall not be responsible for the collection of any dividends or other income or participation in any corporate action with respect to such Securities; PROVIDED, HOWEVER, that the Custodian shall use reasonable efforts to (i) provide the Client with information on any such dividends income or corporate actions for which the Custodian receives actual notice and (ii) assist the Client in the collection of such dividends or other income or participation in any such corporate action.

         12. DEPOSIT ACCOUNTS. All cash received by the Custodian for the Accounts shall be held by the Custodian as a short-term credit balance in favor of the Client, and the Custodian and the Client have agreed in writing that such credit balances shall earn interest at rates and times as agreed between the Custodian and the Client. The Client acknowledges that any such credit balances shall not be accompanied by the benefit of any governmental insurance.

         13. SHORT-TERM CREDIT EXTENSIONS. (a) From time to time, the Custodian may extend or arrange short-term credit for the Client which is (i) necessary in connection with payment and clearance of securities and foreign exchange transactions or (ii) pursuant to an agreed schedule, as and if set forth in the Client Services Guide, of credits for dividends and interest payments on Securities. All such extensions of credit shall be repayable by the Client on demand.

         (b) The Custodian shall be entitled to charge the Client interest for any such credit extension at rates to be agreed upon from time to time or, if such credit is arranged by the Custodian with a third party on behalf of the Client, the Client shall reimburse the Custodian for any interest charge. In addition to any other remedies available, the Custodian shall be entitled to a right of set-off against the Property to satisfy the repayment of such credit extensions and the payment of, or reimbursement for, accrued interest thereon.

         14. REPRESENTATIONS AND WARRANTIES. (a) The Client represents and warrants that (i) the execution, delivery and performance of this Agreement (including, without limitation, the ability to obtain the short-term extensions of credit in accordance with Section 13) are within the Client's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Client and of the beneficial owner of the Property, if other than the Client, and (ii) this Agreement and each extension of short-term credit extended to or arranged for the benefit of the Client in accordance with Section 13 shall at all times constitute a legal, valid and binding obligation of the Client enforceable against the Client in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         (b) The Custodian represents and warrants that (i) the execution, delivery and performance of this Agreement are within the Custodian's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Custodian and (ii) this Agreement constitutes the legal, valid and binding obligation of the Custodian enforceable against the Custodian in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         15. STANDARD OF CARE; INDEMNIFICATION. (a) The Custodian shall be responsible for the performance of only such duties as are set forth in this Agreement or contained in Authorized Instructions given to the Custodian which are not contrary to the provisions of any relevant law or regulation. The Custodian shall be liable to the Client for any loss, liability or expense incurred by the Client in connection with this Agreement to the extent that any such loss, liability or expense results from the negligence or willful misconduct of the Custodian or any Subcustodian.

         (b) The Client acknowledges that the Property may be physically held outside the United States. The Custodian shall not be liable for any loss, liability or expense resulting from events beyond the reasonable control of the Custodian, including, but not limited to, FORCE MAJEURE.

         (c) In addition, the Client shall indemnify the Custodian and Subcustodians and any nominee for, and hold each of them harmless from, any liability, loss or expense (including attorneys' fees and disbursements) incurred in connection with this Agreement, including without limitation, (i) as a result of the Custodian having acted or relied upon any Authorized Instructions or (ii) arising out of any such person acting as a nominee or holder of record of Securities, pursuant to Authorized Instructions.

         16. FEES; LIENS. The Client shall pay to the Custodian from time to time such compensation for its services pursuant to this Agreement as may be mutually agreed upon as well as the Custodian's out-of-pocket and incidental expenses. The Client shall hold the Custodian harmless from any liability or loss resulting from any taxes or other governmental charges, and any expenses related thereto, which may be imposed or assessed with respect to the Accounts or any Property held therein. The Custodian is, and any Subcustodians are, authorized to charge the Accounts for such items and the Custodian shall have a lien, charge and security interest on any and all Property for any amount owing to the Custodian from time to time under this Agreement.

         17. TERMINATION. This Agreement may be terminated by the Client or the Custodian by 60 days written notice to the other, sent by registered mail. If notice of termination is given, the Client shall, within 30 days following the giving of such notice, deliver to the

Custodian a statement in writing specifying the successor custodian or other person to whom the Custodian shall transfer the Property. In either event, the Custodian, subject to the satisfaction of any lien it may have, shall transfer the Property to the person so specified. If the Custodian does not receive such statement the Custodian, at its election, may transfer the Property to a bank or trust company established under the laws of the United States or any state thereof to be held and disposed of pursuant to the provisions of this Agreement or may continue to hold the Property until such a statement is delivered to the Custodian. In such event the Custodian shall be entitled to fair compensation for its services during such period as the Custodian remains in possession of any Property and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect; provided, however, that the Custodian shall have no obligation to settle any transactions in Securities for the Accounts. The provisions of Sections 15 and 16 shall survive termination of this Agreement.

         18. INVESTMENT ADVICE. The Custodian shall not supervise, recommend or advise the Client relative to the investment, purchase, sale, retention or other disposition of any Property held under this Agreement.

         19. CONFIDENTIALITY. (a) The Custodian, its agents and employees shall maintain the confidentiality of information concerning the Property held in the Client's account, including in dealings with affiliates of the Custodian. In the event the Custodian or any Subcustodian is requested or required to disclose any confidential information concerning the Property, the Custodian shall, to the extent practicable and legally permissible, promptly notify the Client of such request or requirement so that the Client may seek a protective order or waive any objection to the Custodian's or such Subcustodian's compliance with this Section 19. In the absence of such a waiver, if the Custodian or such Subcustodian is compelled, in the opinion of its counsel, to disclose any confidential information, the Custodian or such Subcustodian may disclose such information to such persons as, in the opinion of counsel, is so required.

         (b) The Client shall maintain the confidentiality of, and not provide to any third parties absent the written permission of the Custodian, any computer software, hardware or communications facilities made available to the Client or its agents by the Custodian.

         20. NOTICES. Any notice or other communication from the Client to the Custodian, unless otherwise provided by this Agreement or the Client Services Guide, shall be sent by certified or registered mail to Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York, 11201. Attention: President, and any notice from the Custodian to the Client is to be mailed postage prepaid, addressed to the Client at the address appearing below, or as it may hereafter be changed on the Custodian's records in accordance with written notice from the Client.

         21. ASSIGNMENT. This contract may not be assigned by either party without the prior written approval of the other.

         22. MISCELLANEOUS. (a) This Agreement shall bind the successors and assigns of the Client and the Custodian.

         (b) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law rules and to the extent not preempted by federal law. The Custodian and the Client hereby irrevocably submit to the exclusive jurisdiction of any New York State court or any United States District Court located in the State of New York in any action or proceeding arising out of this Agreement and hereby irrevocably waive any objection to the venue of any such action or proceeding brought in any such court or any defense of an inconvenient forum.

         In witness whereof, the parties hereto have set their hands as of the date first above written.


                                           CORESTATES BANK, N.A.

                                           By /s/ Elsa Perez
                                             --------------------------
                                             Name: Elsa Perez
                                             Title: V.P.

                            Address for record:    530 Walnut St
                                                 -------------------------
                                                   FC 1-9-81-48
                                                 -------------------------
                                                   Philadelphia, PA 19106
                                                 -------------------------



Accepted:

MORGAN STANLEY TRUST COMPANY

By  /s/ [ILLEGIBLE]
  -----------------------------
   Authorized Signature

                                  [LETTERHEAD]                     [LOGO]


                          GLOBAL CUSTODY FEE SCHEDULE

-------------------------------------------------------------------------
                                     HOLDING             TRANSACTION
        COUNTRY                        FEE                   FEE
                                  (BASIS POINTS)            $USD
-------------------------------------------------------------------------
       ARGENTINA                        52                   165
-------------------------------------------------------------------------
       AUSTRALIA                         9                    80
-------------------------------------------------------------------------
        AUSTRIA                          9                    65
-------------------------------------------------------------------------
       BANGLADESH                       78                   260
-------------------------------------------------------------------------
        BELGIUM                          9                    80
-------------------------------------------------------------------------
       BOTSWANA                         78                   260
-------------------------------------------------------------------------
        BRAZIL                          33                    65
-------------------------------------------------------------------------
         CANADA                          4                    40
-------------------------------------------------------------------------
         CEDEL                           3                    18
-------------------------------------------------------------------------
         CHILE                          65                   120
-------------------------------------------------------------------------
         CHINA                          65                   260
-------------------------------------------------------------------------
       COLOMBIA                         65                   145
-------------------------------------------------------------------------
     COTE D'IVORE                       60                   200
-------------------------------------------------------------------------
        CYPRUS                          78                   195
-------------------------------------------------------------------------
    CZECH REPUBLIC                      65                   165
-------------------------------------------------------------------------
        DENMARK                          9                    65
-------------------------------------------------------------------------
          ECU                            9                    65
-------------------------------------------------------------------------
        ECUADOR                         78                   130
-------------------------------------------------------------------------
         EGYPT                          78                   230
-------------------------------------------------------------------------
       EUROCLEAR                         3                    30
-------------------------------------------------------------------------
        EURO CD                          2                    20
-------------------------------------------------------------------------
        FINLAND                          9                    65
-------------------------------------------------------------------------
         FRANCE                          8                    80
-------------------------------------------------------------------------
        GERMANY                          7                    55
-------------------------------------------------------------------------
         GHANA                          78                   260
-------------------------------------------------------------------------
         GREECE                        104                   260
-------------------------------------------------------------------------
       HONG KONG                        10                   100
-------------------------------------------------------------------------

                               ***PROPRIETARY***

                                  [LETTERHEAD]                     [LOGO]


                          GLOBAL CUSTODY FEE SCHEDULE
CONT'D

-------------------------------------------------------------------------
                                     HOLDING             TRANSACTION
        COUNTRY                        FEE                   FEE
                                  (BASIS POINTS)            $USD
-------------------------------------------------------------------------
        HUNGARY                         78                   260
-------------------------------------------------------------------------
         INDIA                          60                   200
-------------------------------------------------------------------------
       INDONESIA                        26                   120
-------------------------------------------------------------------------
        IRELAND                          9                    80
-------------------------------------------------------------------------
         ISRAEL                         52                   100
-------------------------------------------------------------------------
         ITALY                           9                    80
-------------------------------------------------------------------------
         JAPAN                         4.5                    30
-------------------------------------------------------------------------
         JORDAN                         58                   260
-------------------------------------------------------------------------
         KENYA                          78                   260
-------------------------------------------------------------------------
        MALAYSIA                        13                   100
-------------------------------------------------------------------------
       MAURITIUS                        78                   230
-------------------------------------------------------------------------
         MEXICO                         16                    80
-------------------------------------------------------------------------
        MOROCCO                         65                   130
-------------------------------------------------------------------------
      NETHERLANDS                        8                    80
-------------------------------------------------------------------------
      NEW ZEALAND                       10                   100
-------------------------------------------------------------------------
        NORWAY                           9                    80
-------------------------------------------------------------------------
       PAKISTAN                         33                   195
-------------------------------------------------------------------------
   PAPUA NEW GUINEA                     16                   130
-------------------------------------------------------------------------
         PERU                           85                   195
-------------------------------------------------------------------------
     PHILIPPINES                        20                   100
-------------------------------------------------------------------------
        POLAND                         104                   195
-------------------------------------------------------------------------
       PORTUGAL                         26                   120
-------------------------------------------------------------------------
        RUSSIA                         104                   195
-------------------------------------------------------------------------
      SINGAPORE                         16                   100
-------------------------------------------------------------------------
   SLOVAK REPUBLIC                      78                   130
-------------------------------------------------------------------------
     SOUTH AFRICA                       13                   100
-------------------------------------------------------------------------
     SOUTH KOREA                        20                   100
-------------------------------------------------------------------------
        SPAIN                            8                    80
-------------------------------------------------------------------------
      SRI LANKA                         33                   100
-------------------------------------------------------------------------

                               ***PROPRIETARY***

                                  [LETTERHEAD]                     [LOGO]


                          GLOBAL CUSTODY FEE SCHEDULE
CONT'D

-------------------------------------------------------------------------
                                     HOLDING             TRANSACTION
        COUNTRY                        FEE                   FEE
                                  (BASIS POINTS)            $USD
-------------------------------------------------------------------------
       SWAZILAND                        78                   260
-------------------------------------------------------------------------
        SWEDEN                           9                    80
-------------------------------------------------------------------------
     SWITZERLAND                         8                    80
-------------------------------------------------------------------------
        TAIWAN                          20                   120
-------------------------------------------------------------------------
       THAILAND                         16                   100
-------------------------------------------------------------------------
        TURKEY                          26                   100
-------------------------------------------------------------------------
    UNITED KINGDOM                       4                    40
-------------------------------------------------------------------------
    UNITED STATES                        2                    20
-------------------------------------------------------------------------
       URUGUAY                          78                   130
-------------------------------------------------------------------------
      VENEZUELA                         65                   130
-------------------------------------------------------------------------
        ZAMBIA                          78                   260
-------------------------------------------------------------------------
       ZIMBABWE                         78                   260
-------------------------------------------------------------------------



NON-CORESTATES FOREIGN EXCHANGE CONTRACTS: $10.00 PER F/X CONTRACT CANCEL & CORRECTS CHARGE BASIS COUNTRY TRANSACTION FEE
ADMINISTRATIVE REPORTING (FULLY AUDITED) FEE: $10,000 PER ANNUM




                               ***PROPRIETARY***

                                  [LETTERHEAD]


                          GLOBAL CUSTODY FEE SCHEDULE

-------------------------------------------------------------------------
                                     HOLDING             TRANSACTION
        COUNTRY                        FEE                   FEE
                                  (BASIS POINTS)            $USD
-------------------------------------------------------------------------
       ARGENTINA                        52                   165
-------------------------------------------------------------------------
       AUSTRALIA                         9                    80
-------------------------------------------------------------------------
        AUSTRIA                          9                    65
-------------------------------------------------------------------------
       BANGLADESH                       78                   260
-------------------------------------------------------------------------
        BELGIUM                          9                    80
-------------------------------------------------------------------------
       BOTSWANA                         78                   260
-------------------------------------------------------------------------
        BRAZIL                          33                    65
-------------------------------------------------------------------------
         CANADA                          4                    40
-------------------------------------------------------------------------
         CEDEL                           3                    18
-------------------------------------------------------------------------
         CHILE                          65                   120
-------------------------------------------------------------------------
         CHINA                          65                   260
-------------------------------------------------------------------------
       COLOMBIA                         65                   145
-------------------------------------------------------------------------
     COTE D'IVORE                       60                   200
-------------------------------------------------------------------------
        CYPRUS                          78                   195
-------------------------------------------------------------------------
    CZECH REPUBLIC                      65                   165
-------------------------------------------------------------------------
        DENMARK                          9                    65
-------------------------------------------------------------------------
          ECU                            9                    65
-------------------------------------------------------------------------
        ECUADOR                         78                   130
-------------------------------------------------------------------------
         EGYPT                          78                   230
-------------------------------------------------------------------------
       EUROCLEAR                         3                    30
-------------------------------------------------------------------------
        EURO CD                          2                    20
-------------------------------------------------------------------------
        FINLAND                          9                    65
-------------------------------------------------------------------------
         FRANCE                          8                    80
-------------------------------------------------------------------------
        GERMANY                          7                    55
-------------------------------------------------------------------------
         GHANA                          78                   260
-------------------------------------------------------------------------
         GREECE                        104                   260
-------------------------------------------------------------------------
       HONG KONG                        10                   100
-------------------------------------------------------------------------

                               ***PROPRIETARY***

                                  [LETTERHEAD]


                          GLOBAL CUSTODY FEE SCHEDULE
CONT'D

-------------------------------------------------------------------------
                                     HOLDING             TRANSACTION
        COUNTRY                        FEE                   FEE
                                  (BASIS POINTS)            $USD
-------------------------------------------------------------------------
        HUNGARY                         78                   260
-------------------------------------------------------------------------
         INDIA                          60                   200
-------------------------------------------------------------------------
       INDONESIA                        26                   120
-------------------------------------------------------------------------
        IRELAND                          9                    80
-------------------------------------------------------------------------
         ISRAEL                         52                   100
-------------------------------------------------------------------------
         ITALY                           9                    80
-------------------------------------------------------------------------
         JAPAN                         4.5                    30
-------------------------------------------------------------------------
         JORDAN                         58                   260
-------------------------------------------------------------------------
         KENYA                          78                   260
-------------------------------------------------------------------------
        MALAYSIA                        13                   100
-------------------------------------------------------------------------
       MAURITIUS                        78                   230
-------------------------------------------------------------------------
         MEXICO                         16                    80
-------------------------------------------------------------------------
        MOROCCO                         65                   130
-------------------------------------------------------------------------
      NETHERLANDS                        8                    80
-------------------------------------------------------------------------
      NEW ZEALAND                       10                   100
-------------------------------------------------------------------------
        NORWAY                           9                    80
-------------------------------------------------------------------------
       PAKISTAN                         33                   195
-------------------------------------------------------------------------
   PAPUA NEW GUINEA                     16                   130
-------------------------------------------------------------------------
         PERU                           85                   195
-------------------------------------------------------------------------
     PHILIPPINES                        20                   100
-------------------------------------------------------------------------
        POLAND                         104                   195
-------------------------------------------------------------------------
       PORTUGAL                         26                   120
-------------------------------------------------------------------------
        RUSSIA                         104                   195
-------------------------------------------------------------------------
      SINGAPORE                         16                   100
-------------------------------------------------------------------------
   SLOVAK REPUBLIC                      78                   130
-------------------------------------------------------------------------
     SOUTH AFRICA                       13                   100
-------------------------------------------------------------------------
     SOUTH KOREA                        20                   100
-------------------------------------------------------------------------
        SPAIN                            8                    80
-------------------------------------------------------------------------
      SRI LANKA                         33                   100
-------------------------------------------------------------------------

                               ***PROPRIETARY***

                                  [LETTERHEAD]


                          GLOBAL CUSTODY FEE SCHEDULE
CONT'D

-------------------------------------------------------------------------
                                     HOLDING             TRANSACTION
        COUNTRY                        FEE                   FEE
                                  (BASIS POINTS)            $USD
-------------------------------------------------------------------------
       SWAZILAND                        78                   260
-------------------------------------------------------------------------
        SWEDEN                           9                    80
-------------------------------------------------------------------------
     SWITZERLAND                         8                    80
-------------------------------------------------------------------------
        TAIWAN                          20                   120
-------------------------------------------------------------------------
       THAILAND                         16                   100
-------------------------------------------------------------------------
        TURKEY                          26                   100
-------------------------------------------------------------------------
    UNITED KINGDOM                       4                    40
-------------------------------------------------------------------------
    UNITED STATES                        2                    20
-------------------------------------------------------------------------
       URUGUAY                          78                   130
-------------------------------------------------------------------------
      VENEZUELA                         65                   130
-------------------------------------------------------------------------
        ZAMBIA                          78                   260
-------------------------------------------------------------------------
       ZIMBABWE                         78                   260
-------------------------------------------------------------------------



NON-CORESTATES FOREIGN EXCHANGE CONTRACTS: $10.00 PER F/X CONTRACT CANCEL & CORRECTS CHANGE BASIS COUNTRY TRANSACTION FEE
ADMINISTRATIVE REPORTING (FULLY AUDITED) FEE: $10,000 PER ANNUM




                               ***PROPRIETARY***

                                                                      APPENDIX I

                             Account Documentation


REQUIRED DOCUMENTATION FOR CORE CUSTODIAL SERVICES
(INCLUDING TAX RECLAIMS):

CUSTODY AGREEMENT

CLIENT SERVICES GUIDE (INCLUDING APPENDICES)

FEE SCHEDULE/BILLING GUIDE

GENERAL ACCOUNT INFORMATION

US TAX AUTHORITY DOCUMENTATION

LOCAL TAX OFFICE LETTER/APPLICATION LETTER
(NON-UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

FORM 6166/REQUEST FOR FOREIGN CERTIFICATION FORM
(UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

CERTIFICATION OF BENEFICIAL OWNERSHIP, LEGAL NAME, LEGAL
RESIDENCY, TAX STATUS AND TAX IDS

TAX RECLAIM POWER OF ATTORNEY

PREVIOUS TAX RECLAIM FILING INFORMATION
(PREVIOUS FILERS, ONLY)

UK TAX AUTHORITY DOCUMENTATION

SOPHISTICATED INVESTOR (ACCREDITED INVESTOR) LETTER
(UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)
DOCUMENTATION THAT IS REQUIRED FROM AN ENTITY CLASSIFIED AS
TAX-EXEMPT BY ITS LOCAL TAX AUTHORITY:

UK FORM 4338
(EXEMPT NON-UNITED KINGDOM-RESIDENT BENEFICIAL OWNERS, ONLY)

UK FORM 309A
(EXEMPT UNITED STATES-RESIDENT BENEFICIAL OWNERS, ONLY)

FOREIGN EXEMPTION LETTERS / APPLICATION FOR AUSTRALIAN
EXEMPTION LETTER
(EXEMPT BENEFICIAL OWNERS, ONLY)

DOCUMENTATION THAT IS REQUIRED ONLY IF YOU WILL USE THE
PROXY VOTING SERVICE:

VOTING POWER OF ATTORNEY

DOCUMENTATION THAT IS REQUIRED ONLY IF YOU WILL DEAL IN
CERTAIN SECURITIES:

JGB INDEMNIFICATION LETTER

KOREAN SECURITIES POWER OF ATTORNEY

NEW ZEALAND 'APPROVED ISSUER LEVY' LETTER

SPANISH POWER OF ATTORNEY WITH APOSTILE

                                  [LETTERHEAD]

April 24, 1996


Morgan Stanley Trust Company
One Pierrepont Plaza (8th Floor)
Brooklyn, NY  11201
Attention:  Julie Flynn


Dear Julie

Please accept this letter as your authorization to receive instructions from the following CoreStates personnel:


      J. A. Breslin                       /s/ J. A. Breslin
                                         ---------------------------------------
      Eleanor Hollman                     /s/ Eleanor Hollman
                                         ---------------------------------------
      Lisa M. Lucerte                     /s/ Lisa M. Lucerte
                                         ---------------------------------------
      Helen McFadyen                      /s/ Helen McFadyen
                                         ---------------------------------------
      Jean Leigh                          /s/ Jean Leigh
                                         ---------------------------------------
      Sally LaMaina                       /s/ Sally LaMaina
                                         ---------------------------------------
      Raye Goldsborough                   /s/ Raye Goldsborough
                                         ---------------------------------------
      Linda Montague                      /s/ Linda Montague
                                         ---------------------------------------
      Daniel Bailey                       /s/ Daniel Bailey
                                         ---------------------------------------
      Stephen Maher                       /s/ Stephen Maher
                                         ---------------------------------------
      Jim O'Connell                       /s/ Jim O'Connell
                                         ---------------------------------------
      Chuck Gallagher                     /s/ Chuck Gallagher
                                         ---------------------------------------

Please contact Jean Leigh if additional information is needed.

Thank you.

Sincerely,

/s/ Elsa Perez
Elsa Perez

                                 REMBRANDT FUND

                    AUTHORIZED SIGNERS FOR CASH TRANSACTIONS

                            Effective April 15, 1996


SEI FUNDS ACCOUNTING                              SEI TRANSFER AGENCY
---------------------------------------------------------------------

David Lee                                         David Lee
Jeffrey Cohen                                     Robert Redican
Robert Della Croce                                Marla B Rinehart
Stephen G Meyer
John Alshefski
Nancy McCormick
Paul Fitzgerald
Karen Pagllerulo
Carol Rooney
Joseph Lydon
James Volk

                                    COREFUND

                    AUTHORIZED SIGNERS FOR CASH TRANSACTIONS

                            Effective April 15, 1996


SEI FUNDS ACCOUNTING                              SEI TRANSFER AGENCY
---------------------------------------------------------------------

David Lee                                         David Lee
Jeffrey Cohen                                     Robert Redican
Robert Della Croce                                Marla B Rinehart
Stephen G Meyer
John Alshefski
Nancy McCormick
Karen Pagllerulo
Joseph Lydon
Carol Rooney
John Zaleski
James Volk

                            SEI SIGNATURE SPECIMENS



/s/ David Lee                               /s/ Karen Pagllerulo
---------------------------------------     ------------------------------------
David Lee                                   Karen Pagllerulo


/s/ Jeffrey A Cohen
---------------------------------------
Jeffrey A Cohen


/s/ Stephen G Meyer                         /s/ Christopher Salfi
---------------------------------------     ------------------------------------
Stephen G Meyer                             Christopher Salfi


/s/ Steven J Fellin                         /s/ Nancy McCormick
---------------------------------------     ------------------------------------
Steven J Fellin                             Nancy McCormick


/s/ John Alshefski                          /s/ Robert Redican
---------------------------------------     ------------------------------------
John Alshefski                              Robert Redican


/s/ Carol Rooney                            /s/ Michael Bouttle
---------------------------------------     ------------------------------------
Carol Rooney                                Michael Bouttle


/s/ Robert Della Croce                      /s/ Marla B Rinehart
---------------------------------------     ------------------------------------
Robert Della Croce                          Marla B Rinehart


/s/ Trudi Faneltz                           /s/ Christopher A Glidden
---------------------------------------     ------------------------------------
Trudi Faneltz                               Christopher A Glidden


/s/ Paul Fitzgerald                         /s/ John Zaleski
---------------------------------------     ------------------------------------
Paul Fitzgerald                             John Zaleski


/s/ Francis Magee                           /s/ Joseph Lydon
---------------------------------------     ------------------------------------
Francis Magee                               Joseph Lydon


/s/ James F Volk                            /s/ Michael Lawson
---------------------------------------     ------------------------------------
James F Volk                                Michael Lawson

Part II - Sysem User ID's

The Custodian is directed to accept and act upon Authorized Instructions transmitted electronically and identified with the following mnemonics and system user ID's for the following activities:

This is the revised list which includes authorized levels for trade and cash input.

WORKSTATION              ACCOUNT                WORKSTATION SESSIONS
USER I.D.     MNEMONIC   NUMBER         TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------
ECU1484       CSOM       00042903(5)    N    N    N    N    N    N    N
              CSMR       00042904(3)    N    N    N    N    N    N    N
              CSVG       00042905(0)    N    N    N    N    N    N    N
              CSLZ       00042906(8)    N    N    N    N    N    N    N
              CSMF       00042907(6)    N    N    N    N    N    N    N
              CSPM       00042908(4)    N    N    N    N    N    N    N
              CSIO       00042909(2)    N    N    N    N    N    N    N
              CSCM       00042910(0)    N    N    N    N    N    N    N
              CSRL       00042911(8)    N    N    N    N    N    N    N
              CSRA       00042912(6)    N    N    N    N    N    N    N
              CSRF       00042913(4)    N    N    N    N    N    N    N
              CSRI       00042914(2)    N    N    N    N    N    N    N
              CSGF       00042915(9)    N    N    N    N    N    N    N
              CSIT       00042916(7)    N    N    N    N    N    N    N
              CSRU       00042917(5)    N    N    N    N    N    N    N
              CSGB       00042918(3)    N    N    N    N    N    N    N

ECU1485       CSOM       00042903(5)    N    N    N    N    N    N    N
              CSMR       00042904(3)    N    N    N    N    N    N    N
              CSVG       00042905(0)    N    N    N    N    N    N    N
              CSLZ       00042906(8)    N    N    N    N    N    N    N
              CSMF       00042907(6)    N    N    N    N    N    N    N
              CSPM       00042908(4)    N    N    N    N    N    N    N
              CSIO       00042909(2)    N    N    N    N    N    N    N
              CSCM       00042910(0)    N    N    N    N    N    N    N
              CSRL       00042911(8)    N    N    N    N    N    N    N
              CSRA       00042912(6)    N    N    N    N    N    N    N
              CSRF       00042913(4)    N    N    N    N    N    N    N
              CSRI       00042914(2)    N    N    N    N    N    N    N
              CSGF       00042915(9)    N    N    N    N    N    N    N


                                                                             43

WORKSTATION              ACCOUNT                WORKSTATION SESSIONS
USER I.D.     MNEMONIC   NUMBER         TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------
              CSIT       00042916(7)    N    N    N    N    N    N    N
              CSRU       00042917(5)    N    N    N    N    N    N    N
              CSGB       00042918(3)    N    N    N    N    N    N    N

ECU1486       CSOM       00042903(5)    N    N    N    N    N    N    N
              CSMR       00042904(3)    N    N    N    N    N    N    N
              CSVG       00042905(0)    N    N    N    N    N    N    N
              CSLZ       00042906(8)    N    N    N    N    N    N    N
              CSMF       00042907(6)    N    N    N    N    N    N    N
              CSPM       00042908(4)    N    N    N    N    N    N    N
              CSIO       00042909(2)    N    N    N    N    N    N    N
              CSCM       00042910(0)    N    N    N    N    N    N    N
              CSRL       00042911(8)    N    N    N    N    N    N    N
              CSRA       00042912(6)    N    N    N    N    N    N    N
              CSRF       00042913(4)    N    N    N    N    N    N    N
              CSRI       00042914(2)    N    N    N    N    N    N    N
              CSGF       00042915(9)    N    N    N    N    N    N    N
              CSIT       00042916(7)    N    N    N    N    N    N    N
              CSRU       00042917(5)    N    N    N    N    N    N    N
              CSGB       00042918(3)    N    N    N    N    N    N    N

ECU1487       CSOM       00042903(5)    Y    Y    N    Y    Y    N    N
              CSMR       00042904(3)    Y    Y    N    Y    Y    N    N
              CSVG       00042905(0)    Y    Y    N    Y    Y    N    N
              CSLZ       00042906(8)    Y    Y    N    Y    Y    N    N
              CSMF       00042907(6)    Y    Y    N    Y    Y    N    N
              CSPM       00042908(4)    Y    Y    N    Y    Y    N    N
              CSIO       00042909(2)    Y    Y    N    Y    Y    N    N
              CSCM       00042910(0)    Y    Y    N    Y    Y    N    N
              CSRL       00042911(8)    Y    Y    N    Y    Y    N    N
              CSRA       00042912(6)    Y    Y    N    Y    Y    N    N
              CSRF       00042913(4)    Y    Y    N    Y    Y    N    N
              CSRI       00042914(2)    Y    Y    N    Y    Y    N    N
              CSGF       00042915(9)    Y    Y    N    Y    Y    N    N
              CSIT       00042916(7)    Y    Y    N    Y    Y    N    N
              CSRU       00042917(5)    Y    Y    N    Y    Y    N    N
              CSGB       00042918(3)    Y    Y    N    Y    Y    N    N


                                                                             44

WORKSTATION              ACCOUNT                WORKSTATION SESSIONS
USER I.D.     MNEMONIC   NUMBER         TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------
ECU1488       CSOM       00042903(5)    Y    Y    N    Y    Y    N    N
              CSMR       00042904(3)    Y    Y    N    Y    Y    N    N
              CSVG       00042905(0)    Y    Y    N    Y    Y    N    N
              CSLZ       00042906(8)    Y    Y    N    Y    Y    N    N
              CSMF       00042907(6)    Y    Y    N    Y    Y    N    N
              CSPM       00042908(4)    Y    Y    N    Y    Y    N    N
              CSIO       00042909(2)    Y    Y    N    Y    Y    N    N
              CSCM       00042910(0)    Y    Y    N    Y    Y    N    N
              CSRL       00042911(8)    Y    Y    N    Y    Y    N    N
              CSRA       00042912(6)    Y    Y    N    Y    Y    N    N
              CSRF       00042913(4)    Y    Y    N    Y    Y    N    N
              CSRI       00042914(2)    Y    Y    N    Y    Y    N    N
              CSGF       00042915(9)    Y    Y    N    Y    Y    N    N
              CSIT       00042916(7)    Y    Y    N    Y    Y    N    N
              CSRU       00042917(5)    Y    Y    N    Y    Y    N    N
              CSGB       00042918(3)    Y    Y    N    Y    Y    N    N

ECU1489       CSOM       00042903(5)    Y    Y    N    Y    Y    N    N
              CSMR       00042904(3)    Y    Y    N    Y    Y    N    N
              CSVG       00042905(0)    Y    Y    N    Y    Y    N    N
              CSLZ       00042906(8)    Y    Y    N    Y    Y    N    N
              CSMF       00042907(6)    Y    Y    N    Y    Y    N    N
              CSPM       00042908(4)    Y    Y    N    Y    Y    N    N
              CSIO       00042909(2)    Y    Y    N    Y    Y    N    N
              CSCM       00042910(0)    Y    Y    N    Y    Y    N    N
              CSRL       00042911(8)    Y    Y    N    Y    Y    N    N
              CSRA       00042912(6)    Y    Y    N    Y    Y    N    N
              CSRF       00042913(4)    Y    Y    N    Y    Y    N    N
              CSRI       00042914(2)    Y    Y    N    Y    Y    N    N
              CSGF       00042915(9)    Y    Y    N    Y    Y    N    N
              CSIT       00042916(7)    Y    Y    N    Y    Y    N    N
              CSRU       00042917(5)    Y    Y    N    Y    Y    N    N
              CSGB       00042918(3)    Y    Y    N    Y    Y    N    N

ECU1490       CSOM       00042903(5)    Y    Y    N    Y    Y    N    N
              CSMR       00042904(3)    Y    Y    N    Y    Y    N    N
              CSVG       00042905(0)    Y    Y    N    Y    Y    N    N
              CSLZ       00042906(8)    Y    Y    N    Y    Y    N    N
              CSMF       00042907(6)    Y    Y    N    Y    Y    N    N


                                                                             45

WORKSTATION              ACCOUNT                WORKSTATION SESSIONS
USER I.D.     MNEMONIC   NUMBER         TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------
              CSPM       00042908(4)    Y    Y    N    Y    Y    N    N
              CSIO       00042909(2)    Y    Y    N    Y    Y    N    N
              CSCM       00042910(0)    Y    Y    N    Y    Y    N    N
              CSRL       00042911(8)    Y    Y    N    Y    Y    N    N
              CSRA       00042912(6)    Y    Y    N    Y    Y    N    N
              CSRF       00042913(4)    Y    Y    N    Y    Y    N    N
              CSRI       00042914(2)    Y    Y    N    Y    Y    N    N
              CSGF       00042915(9)    Y    Y    N    Y    Y    N    N
              CSIT       00042916(7)    Y    Y    N    Y    Y    N    N
              CSRU       00042917(5)    Y    Y    N    Y    Y    N    N
              CSGB       00042918(3)    Y    Y    N    Y    Y    N    N

ECU1491       CSOM       00042903(5)    Y    Y    N    Y    Y    N    N
              CSMR       00042904(3)    Y    Y    N    Y    Y    N    N
              CSVG       00042905(0)    Y    Y    N    Y    Y    N    N
              CSLZ       00042906(8)    Y    Y    N    Y    Y    N    N
              CSMF       00042907(6)    Y    Y    N    Y    Y    N    N
              CSPM       00042908(4)    Y    Y    N    Y    Y    N    N
              CSIO       00042909(2)    Y    Y    N    Y    Y    N    N
              CSCM       00042910(0)    Y    Y    N    Y    Y    N    N
              CSRL       00042911(8)    Y    Y    N    Y    Y    N    N
              CSRA       00042912(6)    Y    Y    N    Y    Y    N    N
              CSRF       00042913(4)    Y    Y    N    Y    Y    N    N
              CSRI       00042914(2)    Y    Y    N    Y    Y    N    N
              CSGF       00042915(9)    Y    Y    N    Y    Y    N    N
              CSIT       00042916(7)    Y    Y    N    Y    Y    N    N
              CSRU       00042917(5)    Y    Y    N    Y    Y    N    N
              CSGB       00042918(3)    Y    Y    N    Y    Y    N    N

ECU1492       CSOM       00042903(5)    Y    Y    N    Y    Y    N    N
              CSMR       00042904(3)    Y    Y    N    Y    Y    N    N
              CSVG       00042905(0)    Y    Y    N    Y    Y    N    N
              CSLZ       00042906(8)    Y    Y    N    Y    Y    N    N
              CSMF       00042907(6)    Y    Y    N    Y    Y    N    N
              CSPM       00042908(4)    Y    Y    N    Y    Y    N    N
              CSIO       00042909(2)    Y    Y    N    Y    Y    N    N
              CSCM       00042910(0)    Y    Y    N    Y    Y    N    N
              CSRL       00042911(8)    Y    Y    N    Y    Y    N    N
              CSRA       00042912(6)    Y    Y    N    Y    Y    N    N


                                                                             46

WORKSTATION              ACCOUNT                WORKSTATION SESSIONS
USER I.D.     MNEMONIC   NUMBER         TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------
              CSRF       00042913(4)    Y    Y    N    Y    Y    N    N
              CSRI       00042914(2)    Y    Y    N    Y    Y    N    N
              CSGF       00042915(9)    Y    Y    N    Y    Y    N    N
              CSIT       00042916(7)    Y    Y    N    Y    Y    N    N
              CSRU       00042917(5)    Y    Y    N    Y    Y    N    N
              CSGB       00042918(3)    Y    Y    N    Y    Y    N    N

ECU1493       CSOM       00042903(5)    Y    Y    N    Y    Y    N    N
              CSMR       00042904(3)    Y    Y    N    Y    Y    N    N
              CSVG       00042905(0)    Y    Y    N    Y    Y    N    N
              CSLZ       00042906(8)    Y    Y    N    Y    Y    N    N
              CSMF       00042907(6)    Y    Y    N    Y    Y    N    N
              CSPM       00042908(4)    Y    Y    N    Y    Y    N    N
              CSIO       00042909(2)    Y    Y    N    Y    Y    N    N
              CSCM       00042910(0)    Y    Y    N    Y    Y    N    N
              CSRL       00042911(8)    Y    Y    N    Y    Y    N    N
              CSRA       00042912(6)    Y    Y    N    Y    Y    N    N
              CSRF       00042913(4)    Y    Y    N    Y    Y    N    N
              CSRI       00042914(2)    Y    Y    N    Y    Y    N    N
              CSGF       00042915(9)    Y    Y    N    Y    Y    N    N
              CSIT       00042916(7)    Y    Y    N    Y    Y    N    N
              CSRU       00042917(5)    Y    Y    N    Y    Y    N    N
              CSGB       00042918(3)    Y    Y    N    Y    Y    N    N

---------------------------
TE            Trade Entry
TCC           Trade Cancel/Correct
SL            Securities Lending
FE            Foreign Exchange
CM            Cash Movement
MA            Mass Authorization
TD            Time Deposit

                                                                             47